1 Investor Presentation May 2022

2 Disclaimer Forward Looking Statements This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson transaction and the Internalization of our management team; the risk that CPUC approval for CorEnergy to obtain full operational control and majority ownership over Crimson’s regulated pipeline assets is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson transaction; risks related to the uncertainty of the projected financial information with respect to Crimson and MoGas, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants. Non-GAAP Financial Measures This document includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. CorEnergy believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating the Company’s performance. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, including EBITDA, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

3 CorEnergy Infrastructure Trust Overview A primarily regulated natural gas and crude oil transportation and distribution company with assets in California and Missouri • California: Crimson consists of ~2,000 miles of crude oil pipelines (including approximately 1,100 active miles) providing the critical link between in-state producers and refiners ‒ 90%+ of revenue from fee-based tariffs or fixed-rate contracts with primarily investment-grade customers • Missouri: MoGas and Omega include ~338 miles of natural gas pipeline systems delivering natural gas to local customers ‒ 90+% of revenue generated from long-term take-or-pay contracts • Unique REIT + PLR Structure: Tax efficient structure with 1099 reporting for investors ‒ Industry-first PLR provides ability to own and operate select assets • Announced First Carbon Capture Project: Non-binding MOU in place for use of assets in Carbon Sequestration Capital Structure and Valuation Highlights The table set forth above is based on par values for outstanding securities on a fully diluted basis. This presentation is non-GAAP. Reconciliations to GAAP metrics are provided on Slides 14 through 16. 1. Total debt less cash. 2. Includes A-1 Units fully converted. 3. All equity valued at $2.51/sh (5/13/22). 4. Includes converted A-2 Unit and A-3 Units totaling 11.2 million. For detailed information refer to page 54 of the Form 10-Q filed May 12, 2022. As of ($mm's) 3/31/2022 Net Debt1 $202.8 Series A Preferred Equity2 173.4 Common Equity3 Common Stock 37.6 Class B4 29.9 Total Common Equity 67.4 Enterprise Value $443.6

4 Details of the REIT Legal/Tax Structure and its Applicability to Infrastructure Sources: RBC Capital Markets, “Midstream Energy REITs? Potential for more midstream assets existing within REITs,” October 18, 2019; Hunton Andrews Kurth, “Midstream REIT,” 2019 REITs C-Corps MLPs Tax Structure Real Estate Investment Trust C-Corporation Partnership Entity Level Tax No Yes No Available Assets Real Property All Natural Resources Corporate Governance Independent Board Independent Board GP Controlled Federal Tax Reporting Form 1099 Form 1099 Schedule K-1 Generates UBTI? No No Yes Energy Infrastructure Investment Vehicles CorEnergy’s 2019 PLR allows CORR to own and operate real property assets

5 MoGas is a 263-mile FERC-regulated natural gas pipeline near St. Louis, MO serving investment grade customers • 94% of revenue is tied to long-term take-or-pay transportation contracts Omega is a natural gas distribution system serving a strategically important US military base with growing demand • In third 10-year contract with 5 years remaining 2021 Enhancements: • Benefitted from new interconnects under long-term customer agreements • Propane-air plant at Fort Leonard Wood created significant cost savings to customer MoGas and Omega pipeline systems transport and deliver natural gas to LDCs and end-users 600188_1.wor (NY00813G) Pike Calhoun Lincoln Audrain Monroe Laclede Pulaski Madison Saint Louis City Saint Charles Saint Louis Chariton Moniteau Warren Franklin Phelps BollingerCape GirardeauMadison Saint Francois Texas Reynolds Iron IllinoisMissouri Curryville Compressor REX Connect PEPL Connect MRT Connect Alexander Bond Christian Clinton Fayette Franklin Greene Jackson Jefferson Jersey Macon Macoupin Marion Monroe Montgomery Morgan Perry Pike Pulaski Randolph Saint Clair Sangamon Scott Shelby Union Washington Williamson Benton Boone Callaway Camden Carroll Cole Cooper Crawford Dallas Dent Gasconade Greene Hickory Howard Jefferson Linn Livingston Macon Maries Marion Miller Montgomery Morgan Osage Perry Pettis Polk Ralls Randolph Sainte Genevieve Saline Shannon Shelby Washington Wayne Webster Wright St. Louis Omega CORR’s MoGas and Omega Asset Overview

6 Crimson California linking in-state conventional low-decline-rate crude basins and large refinery demand centers Critical infrastructure • ~2,000 miles of crude oil pipelines, storage facilities and rights of way (including approximately 1,100 active miles) • 10B+ BOE of recoverable resource feeding refiners designed to run native production • Stable California refined product demand expected ahead • In-state crude production is refiners’ baseload supply, imports are the refiners’ swing suppliers Fee driven cash flows • 90%+ of revenue generated from fee-based tariffs or long- term, fixed-rate contracts • CPUC regulated assets with cost-of-service rate making authority Primarily investment-grade rated customer base with long operating histories in the state Crimson California Asset Overview

7 California Refining Crude Supply Market Dynamics • State regulations require the sale of unique CARB gasoline and diesel specifications • California refiners supply the vast majority of the refined products used in CA • All crude produced in CA is refined by CA refineries but represents <50% of the required crude slate § Remaining crude is supplied by waterborne barrels • Crimson is one of a few key pipelines connecting producers and refiners in California § Primary competition is trucking California Crude Oil Production • Mature production with low-decline from largely conventional wells • Permitting constraints and return of capital limiting new production activity in current environment • Production breakeven, including capital structure, estimated at $30-$40/bbl California Crude Oil Market Dynamics San Joaquin Valley Production LA and Ventura Production Refiners in LA Area Refiners in Bay Area Crimson California Crimson California

8 Expansion within our existing pipeline footprint • High barriers to entry in most of the areas we operate • Unique operational and regulatory expertise given the area we operate in • Difficult to replicate rights-of-way in CA connecting key regions available for digital infrastructure Corporate level acquisitions that add scale and diversification • The REIT structure combines the best aspects of both the C-Corp and MLP structure • Much larger pool of capital from which to draw compared to MLPs Participate in the energy transition through carbon capture and renewable energy sources • Crimson owns 2,000 miles of pipeline, which could be utilized for alternative uses like carbon sequestration, renewable diesel, etc • Many infrastructure assets needed for energy transition are REIT qualifying CorEnergy’s 3-Part Growth Strategy

9 Carbon Capture and Sequestration Opportunity • CORR’s pipelines, rights of way and easements provide a critical footprint for carbon transportation in California • First MOU contemplates a transportation solution from origin to destination with several opportunities to expand both in reach and volume • In discussions with other developers for CO2 transportation projects • Carbon sequestration projects could enable CORR to maximize the utilization of its pipeline assets and rights of ways. • Significant revenue potential and attractive economics in California by stacking LCFS and 45Q credits • Early economic estimates require validation and depend on final business model California Low Carbon Fuel Standard (LCFS) ‒ California Air Resources Board (CARB) Program targets to reduce carbon intensity (CI) by at least 20% by 2030 from 2010 baseline ‒ Measures emissions associated with producing, distributing and consuming fuel, i.e. the full lifecycle 45Q tax credit introduced under Energy Improvement and Extension Act of 2008, Amended 2018 ‒ Provides operators credits for storage or utilized CO2, including CO2 EOR ‒ Credit can be sold in the tax equity market ‒ Current 45Q credits is $34/tonne, increased to $50/tonne in 2026 ‒ Must demonstrate secure geologic storage ‒ Build Back Better Bill proposes increasing credit to $85 CorEnergy signed its first non-binding MOU with a carbon sequestration project in California

10 CorEnergy First Quarter 2022 Overview 1. Refer to end notes and Non-GAAP reconciliations in the included appendix First Quarter 2022 Highlights • Total revenue of $32.9 million • Benefit of reduced operating cost structure • Net Income $4.4 million, Net Loss to Common $84 thousand • $12.0 million adjusted EBITDA1 • $2.2 million CAD1 ‒ $1.4 million of maintenance capex ‒ $2.0 million debt amortization ‒ Including $0.3 million of acquisition expenses • Dividends and Distributions declared: ‒ Series A Preferred ‒ $0.05/share Common Stock ‒ Class B Common Stock no dividend declared • Subordinated, requires >1.25x common coverage to pay • Reviewing tariff structure in preparation for next rate filing Q1 Summary Operating Results Average Daily Crude Oil Volume (kbpd) 198 189 192 184 176 0 50 100 150 200 250 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Quarter Ended ($'s in millions) 3/31/22 Revenue 32.9$ Operating Expense (Excl. D&A and Special Items)1 21.3 GAAP Net Loss to Common Stockholders (0.1) Adjusted EBITDA1 12.0 Net Cash Provided by Operating Activities 8.6 CAD1 2.2 Maintenance Capex 1.4

11 Operating Outlook for 2022 (As of May 12, 2022) • Expected adjusted EBITDA1 of $42.0-$44.0 million • Maintenance capital expenditures expected to be in the range of $8.0 million to $9.0 million in 2022; quarterly maintenance costs are not expected to be uniform throughout the year due to project timing • Maintain $0.20/share annual run rate common dividend subject to Board approval on a quarterly basis • Term Loan amortization scheduled at $8.0 million per year CorEnergy Outlook 1. Adjusted EBITDA is reconciled to GAAP metrics on Slide 14 and in periodic reports. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement.

12 CorEnergy ESG Initiatives CORR is committed to ESG stewardship through 3 guiding principles: Environmental Stewardship – Reducing the impact of our operations Social Responsibility – Engaging openly and transparently on issues Corporate Governance – Sustainable development through strong governance • Crimson operates in one of the most efficient and environmentally responsible petroleum systems in the world • MoGas and Omega provide critical distribution for public health and safety • Published a comprehensive ESG assessment on March 14, 2022 ‒ Initial analysis indicates lower emission profile than average oil and gas pipeline on a CO2e per MMBTU-mile basis, according to Stanford University ‒ Believe CORR compares favorably in Social and Governance metrics as well ‒ Developing emissions reduction targets and plans for continuous improvement in all areas of program • In addition to improvement in existing operations, CORR is exploring alternative uses of its assets for programs such as carbon sequestration and transportation of biofuels or other renewable products Read our initial ESG report online at https://corenergy.reit/esg/

13 Appendix

14 End Notes and Reconciliations Expense excluding $3,976,667 of Depreciation, amortization and ARO accretion expense is reconciled in the table at right. Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as loss on impairment and disposal of leased property; loss on termination of lease; loss on extinguishment of debt; and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. March 31, 2022 March 31, 2021 Transportation and distribution expenses 13,945,843$ 10,342,597$ Pipeline loss allowance subsequent sales cost of revenue 2,192,649$ 948,856$ General and administrative 5,142,865$ 9,836,793$ Less: Transaction Costs.............................................................. 300,095$ 528,113$ Expense (Excluding D&A and Special Items) 20,981,262$ 20,600,133$ For the Three Months Ended March 31, 2022 March 31, 2021 Net Income (Loss) 4,364,757$ (10,694,263)$ Add: Loss on impairment and disposal of leased property....... -$ 5,811,779$ Loss on termination of lease............................................. -$ 165,644$ Loss on extinguishment of debt........................................ -$ 861,814$ Transaction costs .............................................................. 300,095$ 5,074,796$ Transaction bonus ............................................................ -$ 1,036,492$ Depreciation, amortization, ARO accretion expense ....... 3,976,667$ 2,898,330$ Income tax expense (benefit), net ................................... 223,257$ 1,467$ Interest expense, net ........................................................ 3,146,855$ 2,931,007$ Adjusted EBITDA 12,011,631$ 8,087,066$ For the Three Months Ended

15 End Notes and Reconciliations Reconciliations of Net Cash Provided by Operating Activities and CAD, as presented, are included in the table at right. Management uses CAD as a measure of long-term sustainable performance. CAD is a non-GAAP measure. NCI = Non- controlling Intertest. March 31, 2022 March 31, 2021 Net cash provided by (used in) operating activities 8,580,584$ (2,481,161)$ Changes in working capital............................................... 245,313$ 1,866,769$ Maintenance capital expenditures.................................... (1,442,550)$ (1,442,203)$ Preferred dividend requirements ..................................... (2,388,130)$ (2,309,672)$ Preferred dividend requirements - NCI............................. (809,212)$ -$ Mandatory debt amortization incl in financing activities. (2,000,000)$ -$ Cash Available for Distribution (CAD) 2,186,005$ (4,366,267)$ For the Three Months Ended

16 End Notes and Reconciliations Adjusted Net Income represents net income (loss) adjusted for loss on impairment and disposal of leased property; loss on termination of lease; loss on extinguishment of debt; and transaction-related costs. The presentation of CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and deferred tax expense (benefit) less transaction-related costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. March 31, 2022 March 31, 2021 Net Income (Loss) 4,364,757$ (10,694,263)$ Add: Loss on impairment and disposal of leased property....... -$ 5,811,779$ Loss on termination of lease............................................. -$ 165,644$ Loss on extinguishment of debt........................................ -$ 861,814$ Transaction costs............................................................... 300,095$ 5,074,796$ Transaction bonus............................................................. -$ 1,036,492$ Adjusted Net Income, excluding special items 4,664,852$ 2,256,262$ Add: Depreciation, amortization, ARO accretion expense........ 4,388,927$ 3,267,034$ Deferred tax expense (benefit)......................................... 72,213$ (26,400)$ Less: Transaction Costs.............................................................. 300,095$ 5,074,796$ Transaction bonus............................................................. -$ 1,036,492$ Maintenance capital expenditures.................................... 1,442,550$ 1,442,203$ Preferred dividend requirements - Series A..................... 2,388,130$ 2,309,672$ Preferred dividend requirements - Non-controlling Interest 809,212$ -$ Mandatory debt amortization........................................... 2,000,000$ -$ Cash Available for Distribution (CAD) 2,186,005$ (4,366,267)$ For the Three Months Ended

17 For additional information: CorEnergy Infrastructure Trust, Inc. Investor Relations Debbie Hagen or Matt Kreps 877-699-CORR (2677) info@corenergy.reit